                                                                   EXHIBIT 10.36

                             AMENDED AND RESTATED
                       ALL AMERICAN SEMICONDUCTOR, INC.
                      EMPLOYEES', OFFICERS', DIRECTORS'
                              STOCK OPTION PLAN


         1. Purpose. The purpose of the Amended and Restated All American Semiconductor, Inc. Employees', Officers', Directors' Stock Option Plan (the "Plan") is to secure for All American Semiconductor, Inc. and its subsidiaries, if any (hereinafter collectively the "Company") and its stockholders the benefits of the additional incentive, inherent in the ownership of the Company's common stock (the "Common Stock"), by selected key employees and non-employee directors and independent contractors of the Company who are important to the success and growth of the business of the Company and to help the Company secure and retain the services of such employees, non-employee directors and independent contractors. Options granted under the Plan will be either "incentive stock options", intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "non-qualified stock options. " For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation", "respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

         2.      Stock Option Committee.

                 2.1. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom is a "disinterested person" as defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall a Committee of less than two members of the Board of Directors administer the Plan, and provided, further, that all members of the Committee if it consists of only two members must be "disinterested persons" as defined in Rule 16b-3.

                 2.2. Procedures. Subject to the provisions of this Plan, the Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. All determinations and actions of the Committee shall be made by not less than a majority of its members.

                 2.3. Interpretation. The Committee shall have full power and authority to interpret the provisions of the Plan, and its decisions shall be final and binding on all interested parties.

                 2.4. Liability. No member of the Board of Directors of the Company or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         3.      Shares Subject to Options.

                 3.1. Number of Shares. Subject to the provisions of Paragraph 12 and to any adjustments required upon changes in capitalization to prevent dilution or enlargement of the shares issuable pursuant to the Plan by reason of any stock split, stock dividend, combination of shares, recapitalization, or other change in the capital structure of the Company, the number of shares of Common Stock subject at any one time to options granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted under the Plan, shall not exceed 3,250,000 shares. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, new options may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options; provided that the granting and terms of such new options shall in all respects comply with the provisions of the Plan. In no event shall any options be granted under the Plan after May 28, 2004.

                 3.2. Character of Shares. Shares of Common Stock delivered upon the exercise of options granted under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

                 3.3. Reservation of Shares. Subject to timely shareholder approval of certain amendments made to the Plan as part of it being amended and restated (the material amendments are described in paragraph 14 hereof) and shareholder approval of an increase in the number of shares of Common Stock authorized to be issued by the Company to permit the increase in the number of shares reserved for issuance hereunder, there shall be reserved at all times for sale under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

         4. Grant of Options. The Committee shall determine, within the limitations of the Plan, the employees and non-employee directors of the Company and independent contractors to whom options are to be granted, the number of shares that may be purchased under each option, the option price, the vesting and exercise schedule and any conditions or terms of vesting and exercise of each option, including, but not limited to, vesting and exercise upon a change in control of the Company, events that may permit acceleration of vesting and exercise and the period after termination of employment or directorship that an Option may be exercised, and shall designate options at the time of grant as either "incentive stock options" or "non-qualified options;" provided that the "Fair Market Value" (as hereinafter defined) (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000; provided, further, that non-employee directors and independent contractors may be granted only non-qualified stock options. In determining the employees, non-employee directors and independent contractors to whom options shall be granted, the Committee shall take into consideration the employee's, non-employee director's and independent contractor's present and potential contribution to the success of the Company and other such factors as the Committee may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Optionee (as defined in Paragraph 5) in such form, not inconsistent with the provisions of the Plan, or with Section 422 of the Code for incentive stock options, as the Committee shall provide. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated non-qualified stock options automatically without further action by the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.

         "Fair Market Value" on any day shall be the average of the market price of a share of Common Stock for each of the seven (7) consecutive business days preceding such day; the market price on each such day shall be (i) if the Common Stock is listed on a securities exchange (including for purposes hereof The Nasdaq Stock Market), the closing sales price on such exchange on such day or, in the absence of reported sales on such day, the mean between the reported closing bid and asked prices on such exchange on such day, or (ii) if the Common Stock is not listed on a securities exchange, the mean between the closing bid and asked prices as quoted by the National Association of Securities Dealers, Inc. through NASDAQ for such day; provided, however, that, if there are no such quotations or if it is determined that the fair market value is not properly reflected by such NASDAQ quotations or the Common Stock is not traded on an exchange or over the counter, fair market value shall be determined by such other method as the Committee determines to be reasonable, provided, however, that in no event shall the fair market value be less than the Common Stock's par value. Notwithstanding the foregoing, if on, or within ten (10) days prior to, the date of grant of any options hereunder, a registration statement filed by the Company with the Securities and Exchange Commission in connection with a public offering of Common Stock becomes effective, the fair market value of a share of such Common

Stock for purposes hereof shall be the public offering price per share of Common Stock being offered pursuant to such offering.

         5. Persons Eligible. Options may be granted under the Plan to any key employee or prospective key employee (conditioned upon, and effective not earlier than, his or her becoming an employee) of the Company, including without limitation by way of specification, the Chief Executive Officer, Chief Operating Officer, President, Senior Vice Presidents, Chief Financial Officer and other officers and non-employee directors or prospective non-employee directors (conditioned upon, and effective not earlier than, an individual becoming a director) and other employees of the Company as approved by the Committee, or any person who is an independent contractor associated with and rendering services to the Company and who, in the opinion of the Committee, is in a position to materially contribute to the continued growth and development of the Company and its future financial success. No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent, if any, or its subsidiaries, if any, unless the option price is at least 110% of the Fair Market Value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted.

                 An individual receiving any option under the Plan is hereinafter referred to as an "Optionee. " Any reference herein to the employment of an Optionee by the Company shall include his or her employment by the Company or its subsidiaries, if any.

         6. Option Price. Subject to Paragraph 12, the option price of each share of Common Stock purchasable under any incentive stock option or non-qualified stock option granted under the Plan shall be not less than the Fair Market Value of such shares of Common Stock on the date the option is granted. For purposes of this Paragraph, the time at which an option is granted, in case of the grant of an option to a prospective key employee or prospective non-employee director, shall be deemed to be the date of such grant. The option price of any option issued in a transaction described in
Section 424(a) of the Code shall be an amount which conforms to the requirements of that section and the regulations thereunder.

         7.      Expiration and Termination of the Plan.

                 7.1. General. Options may be granted under the Plan at any time and from time to time on or prior to May 28, 2004 (the "Expiration Date"), which is ten years from the effective date of the last amendment to the Plan extending the term to such date and on which date the Plan will expire except as to options then outstanding under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Company's shareholders will be required for any amendment which would (i) change the class of persons eligible for the grant of options, as specified in Paragraph 5 or otherwise materially modify the requirements as to eligibility for participation in the Plan, (ii) increase the maximum number of shares subject to options, as specified in Paragraph 3 (unless made pursuant to the provisions of Paragraph 12) or (iii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("1934 Act"). With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

                 7.2. Modifications. The Committee may make such modifications, extensions, renewals or other changes in any option granted under the Plan after the grant of such option, provided such modifications, extensions, renewals or other changes are consistent with the provisions of the Plan and do not disqualify an incentive stock option under the provisions of
Section 422 of the Code.

         8.      Exercisability and Duration of Options.

                 8.1. Determination of Committee; Acceleration. Each option granted under the Plan shall vest and be exercisable at such time or times, or upon the occurrence of such events or events, and in such amounts, as the Committee may provide upon the granting thereof. Subsequent to the grant of an option which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part. Any option granted under the Plan shall be exercisable upon the death of the Optionee or upon the termination of the Optionee's employment by or Optionee's acting as a non-employee director of the Company by reason of his illness or disability to the extent such option was exercisable by the Optionee immediately prior to such event, unless otherwise expressly provided in the option at the time it is granted. Each option granted under the Plan shall be for a term not in excess of ten (10) years from the date of its grant.

         9.      Exercise of Options; Certain Legal and Other Restrictions.

                 9.1. Exercise. Subject to all of the provisions of the Plan and the terms of the applicable option agreement, options granted under the Plan shall be exercised by the Optionee (or by his or her personal representatives, executors or administrators, as provided in Paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased, accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, or (b) with the consent of the Committee or to the extent provided in an applicable option agreement, by delivery of shares of Common Stock having a Fair Market Value (determined as of the date such option is exercised) equal to all or part of the purchase price, and, if applicable, of a check payable to the Company for any remaining portion of the purchase price. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The Company shall effect the transfer of the shares so purchased to the Optionee (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable, and within a reasonable time thereafter. Such transfer shall be evidenced on the books of the Company. No Optionee or other person exercising an option shall have any of the rights of a shareholder of the Company with respect to shares subject to an option granted under the Plan until certificates for such shares shall have been issued following the exercise of such option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance. In no event may any option granted hereunder be exercised for a fraction of a share.

                 9.2. Withholding Tax. Whenever under the Plan shares of stock are to be delivered upon exercise of a non-qualified stock option, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto.

                 If an Optionee makes a "disposition" (within the meaning of Section 424(c) of the Code) of shares of Common Stock issued upon exercise of an incentive stock option within two years from the date of grant or within one year from the date the shares of Common Stock are transferred to the Optionee, the Optionee shall, within ten days of disposition, notify the Committee and deliver to it any withholding and employment taxes due. However, if the Optionee is a person subject to Section 16(b) of the 1934 Act, delivery of any withholding and employment taxes due may be deferred until ten days after the date any income on the disposition is recognized under Section 83 of the Code. The Company may cause a legend to be affixed to certificates representing shares of Common Stock issued upon exercise of incentive stock options to ensure that the Committee receives notice of disqualifying dispositions.

                 9.3. Restrictions on Delivery of Shares. In and at the discretion of the Committee, each award granted under the Plan may be subject to the condition that, if at any time the listing, registration or qualification of the shares covered by such award upon any securities exchange or under any state or federal law is necessary as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option may be withheld unless and until such listing, registration or qualification shall have been effected; provided, however, that the Committee, in its discretion, may agree on behalf of the Company in connection with the granting of an award under the Plan that the Company will use its best efforts to effect and continuously maintain any and all such listings, registrations and qualifications. The Committee may require, as a condition of exercise of any option, that the Optionee represent, in writing, that the shares received upon exercise of the option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, and only after any required qualification under applicable state securities laws, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such registration and qualification. The Committee may require that there be affixed on certificates representing shares issued upon the exercise of an option such legends referring to the foregoing representations or any applicable restrictions on resale as the Committee, in its discretion, shall deem reasonably appropriate as well as place such stop transfer orders with its registrar and transfer agent as it deems reasonably appropriate.

         10. Non-Transferability of Options. No option granted under the Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employment Retirement Income Security Act, or the rules thereunder, and, except with respect to a qualified domestic relations order as aforesaid, an option may be exercised, during the lifetime of an Optionee, only by such Optionee.

         11. Right to Terminate Employment. Nothing in the Plan or in any option granted under the Plan shall confer upon any Optionee the right to continue in the employment or as a director of the Company or affect the right of the Company to terminate the Optionee's employment or directorship at any time, subject, however, to the provisions of any agreement of employment between the Optionee and the Company.

         12. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, combination of shares, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided, however, that no such adjustment shall give any Optionee any additional benefits under his or her option; and provided further, that, with respect to any outstanding incentive stock option, if any such adjustment is made by reason of a transaction described in section 424(a) of the Code, it shall be made so as to conform to the requirements of that section and the regulations thereunder.

         If any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Company's Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 12 referred to as the "old option"), the Board of Directors of the Company or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

         If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

         13. Application of Funds. The proceeds received by the Company from the sale of the Common Stock may be commingled with any other corporate funds and used for any corporate purpose.

         14. Effective Date of Amendments. The material amendments (the "Amendments") being adopted by the Board of Directors of the Company as part of the Plan being amended and restated which require approval by the Company's shareholders within 12 months of their adoption by the Board of Directors of the Company are as follows: (i) the increase (the "Reserve Shares Increase Amendment") in the maximum number of shares of Common Stock subject at any one time to options granted under the Plan to 3,250,000 shares; (ii) the removal of the limitation as to non-qualified stock options and as to incentive stock options when they no longer qualify as such under Section 422 of the Code that the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock with respect to which the granted options are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000 (under this and all similar plans of the Company); (iii) that the option exercise price for a non- qualified stock option granted to a shareholder beneficially owning within the meaning of Section 422 of the Code 10% or more of the combined voting power of the Company shall be its Fair Market Value on the date of grant and not 110% or more of such Fair Market Value; (iv) the deletion of all of the limitations on the number, exercise period and exercise price of options permitted to be granted to directors under the Plan which are more restrictive than otherwise provided in the Plan generally with respect to all other potential participants; (v) the authorization of the Committee to determine the time frame in which an Optionee has to exercise his options (subject to the 10 year limitation from date of grant) in the event of his termination of employment due to death, disability, termination without cause, retirement, voluntarily leaving the Company and change in control; and (vi) the authorization of the Committee, in its discretion, on behalf of the Company to agree in connection with the granting of awards under the Plan to register and qualify under applicable federal and state securities laws the Common Stock underlying such awards. The Plan as amended and restated being adopted by the Board of Directors of the Company as of May 23, 1995, shall become effective on such date of adoption, subject, however, to the approval of the Amendments by the Company's shareholders within 12 months of such date of adoption and, in the case of the Reserve Share Increase Amendment only, subject further, however, to the approval of the Company's shareholders within 12 months of such date of adoption to an increase in the number of shares of Common Stock authorized to be issued by the Company to permit the increase in the number of shares reserved for issuance under the Plan (the "Authorized Share Increase"). Notwithstanding the foregoing, if the Company's shareholders do not approve the Reserve Share Increase Amendment or do not approve the Authorized Share Increase but do approve all other Amendments, the Plan as amended and restated exclusive of the Reserve Share Increase Amendment shall continue to be effective.